                           UNITED STATES OF AMERICA
                                  Before The
                         OFFICE OF THRIFT SUPERVISION

------------------------------------
In the Matter of                    )                 OTS Order No.
                                    )                               -----------
FIRST BANK OF BEVERLY HILLS, FSB    )                 Dated:
San Diego, California.              )                       -------------------
------------------------------------


                           ORDER TO CEASE AND DESIST


     WHEREAS, First Bank of Beverly Hills, FSB, San Diego, California ("First Bank" or the "Association"), OTS Docket No. 8014, by and through its Board of Directors ("Board"), has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist ("Stipulation"); and

     WHEREAS, First Bank, in the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist ("Order") pursuant to Section 8(b) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. (S) 1818(b)/1/; and

     WHEREAS, the Director of the Office of Thrift Supervision ("OTS") has delegated to the Regional Directors of the OTS the authority to issue an Order to Cease and Desist on behalf of the OTS where a savings association has consented to the issuance of the Order.

-----------------------

  1 All references to the United States Code ("U.S.C.") are as amended.

                        A.  CEASE AND DESIST PROVISIONS
                            ---------------------------

     NOW, THEREFORE, IT IS ORDERED THAT the Association and its directors, officers, employees, and agents shall cease and desist from any action (alone or with another or others) for or toward causing, bringing about, participating in, counseling or the aiding and abetting of any unsafe and unsound practice or any violation of:
     (1) Section 11 of the Home Owner's Loan Act ("HOLA"), 12 U.S.C. (S) 1468, Sections 563.41 and 563.42 of the OTS Regulations, 12 C.F.R. (S)(S) 563.41,
563.42 and Sections 23A and 23B of the Federal Reserve Act, 12 U.S.C. (S)(S) 371c and 371c-1 (regarding banking affiliates/restrictions on transactions with affiliates);
     (2) Section 563.170(c) of the OTS Regulations, 12 C.F.R. (S) 563.170(c) (regarding books and records);
     (3) Section 576.6 of the OTS Regulations, 12 C.F.R. (S) 567.6 (regarding risk-based capital credit risk-weight categories);
     (4) Sections 3500.17(c)(3) and 3500.17(i) of the Department of Housing and Urban Development Regulations, 24 C.F.R. (S)(S) 3500.17(c)(3) and 3500.17(i) (regarding escrow analyses and account statements); and
     (5) The Association's internal models, schedules, plans, policies, and procedures.
     IT IS FURTHER ORDERED THAT:

                           B.  CORRECTIVE PROVISIONS
                               ---------------------
                                  1.  CAPITAL
                                      -------
                             a.  Capital Required
                                 ----------------

          The Association shall maintain the capital ratios required to be deemed a "well-capitalized" institution under 12 C.F.R. (S) 565.4(b)(1)(i)-
(iii), as measured at the end of each calendar quarter commencing December 31, 1996. In the event that the Association's capital ratios decline below the levels required by this Section as a result of any OTS determination that adversely affects the Association's financial condition (other than a determination generally applicable to the thrift industry), the Association shall have forty-five (45) days from the date of such determination to infuse sufficient capital to be deemed "well-capitalized" thereafter. The Association shall provide satisfactory evidence of such infusion to the OTS within five (5) days after the infusion is complete.

                                 b.  Risk-Weight of Assets
                                     ---------------------

          By December 31, 1996, the Association shall: (i) appropriately risk-weight its assets and off-balance sheet items, pursuant to 12 C.F.R., (S) 567.6; and (ii) establish and thereafter maintain internal controls sufficient to ensure the accuracy and integrity of the Association's reported capital ratios.

                               2.  ASSET QUALITY
                                   -------------
                           a.  Internal Asset Review
                               ---------------------
          (i) By October 31, 1996, the Board shall submit to the OTS a revised Internal Asset Review ("IAR") policy and procedures (the "IAR Policy"). The IAR Policy shall provide guidance on identifying and classifying troubled, collateral dependent loans under Regulatory Bulletin No. 32. To ensure the independence of the IAR function, the IAR Policy shall require the loan underwriting, servicing, and purchasing functions to be segregated from the credit review function, except for common oversight of all functions by members of senior management.

          (ii) By December 31, 1996, the Board shall develop, fully implement, and thereafter maintain, an effective IAR system that provides for adequate internal controls to ensure that management timely reviews and classifies assets under the IAR Policy.

                       b.  Policy and Procedure Regarding
                           ------------------------------
                           Allowance for Loan and
                           ----------------------
                           Lease Losses
                           ------------

     (i) By October 31, 1996, the Board shall submit to the OTS a revised allowance for loan and lease losses ("ALLL") policy and procedures (the "ALLL Policy"). The ALLL Policy shall require management to set the ALLL after considering: (a) the historical losses within each loan portfolio; (b) classification and delinquency trends; (c) credit risk characteristics (e.g., high loan to value ratio, borrowers' poor credit); (d) economic trends; and (e) regulatory guidance. The ALLL Policy shall provide for adequate internal controls to ensure that management and the Association comply with it.
     (ii) By March 1, 1997, and within sixty (60) days following the end of each calendar quarter thereafter, the Association shall submit a report detailing its progress in implementing the ALLL Policy and the results of its reserve analysis for the preceding calendar quarter.

                    c.  Loan Purchases
                        --------------
     (i) By November 30, 1996, the Board shall submit to the OTS a revised loan purchase policy and procedures (the "Loan Purchase Policy"). The Loan Purchase Policy shall: (a) provide specific guidance on due diligence scope and sampling;
(b) assign personnel to be responsible to oversee due diligence activities; (c) require such personnel to ensure that all due diligence is completed in accordance with the Loan Purchase Policy; and (d) provide specific guidance regarding the use and reliance on Broker Price Opinions ("BPOs"). The Board shall direct the Association to establish and maintain sufficient internal controls to confirm that loan data for purchased loans meet certain minimum standards set by the Association. The Board shall also require the Association to identify loan documentation deficiencies of the sampled loans prior to purchase.

     (ii) By December 31, 1996, the Board shall submit to the OTS revised loan purchase pricing and profitability models (the "Pricing Models"). The Pricing Models shall, at a minimum: (a) include reasonable and adequately supported prepayment assumptions and principal recovery estimates; (b) identify all material costs associated with the proposed transaction (e.g., cost of funds, capital, and overhead expenses); and (c) estimate net cashflow, specifying assumptions employed.

     (iii) By March 1, 1997, and within sixty (60) days following the end of each calendar quarter thereafter, the Association shall compare the results of its profitability model to the performance of the Association's purchased loan portfolios, and submit such written review to the OTS.

                                 3.  MANAGEMENT
                                     ----------
                              a.  Management Plan
                                  ---------------

     By October 31, 1996, the Board shall submit to the OTS a plan (the "Management Plan") to augment the depth and expertise of the Association's management team. On the last day of each month thereafter and until the Board certifies to the OTS that the Management Plan is fully implemented, the Board shall report to the OTS in writing its progress implementing the Management Plan.

                    b.  Business Plan
                        -------------
     (i) By December 31, 1996, the Board shall submit to the OTS a revised three-year business plan (the "Business Plan") that reflects the Association's current operating condition and results and estimates levels of growth consistent with the limitations in Regulatory Bulletin No. 3a-1. The Business Plan shall specify strategies with related assumptions and projections to ensure that the Association continues to be deemed "well-capitalized" under 12 C.F.R.
(S) 565.4(b)(1)(i)-(iii). Management's financial projections shall be submitted in a form generally consistent with the Thrift Financial Report ("TFR"). The Business Plan shall incorporate the impact of several plausible interest rate scenarios, conform with all applicable regulatory requirements, and conform with the requirements set forth in Thrift Bulletin No. 36a. It shall also specify the

Association's strategies for resolving its nonperforming assets in a timely and orderly fashion.

     (ii) Within thirty (30) days of each calendar quarter-end, beginning April 30, 1997, the Board shall report in writing to the OTS any variances from the Business Plan that occurred during the preceding quarter, showing actual and planned results, and explaining any variances greater than 5 percent. The Board shall submit any updates on modifications to the Plan, as they may periodically occur in accordance with paragraph (c)(1)(b)(ii) of this Order.

                               c.  Internal Audit
                                   --------------

     (i) By December 31, 1996, the Board shall submit to the OTS: (a) a revised audit policy and procedures (the "Internal Audit Policy") that ensures high standards of control and integrity of records. The Internal Audit Policy shall identify the composition of the Audit Committee, provide for the independence of the Audit Committee and audit personnel, and require the Audit Committee to actively oversee and monitor the effectiveness of the audit function; and (b) an audit schedule (the "Audit Schedule") that ensures timely and comprehensive audits of the Association's higher risk areas. The Board shall ensure that the Association implements the Internal Audit Policy and Audit Schedule.

     (ii) Within thirty (30) days of each calendar quarter-end, beginning April 30, 1997, the Board shall report in writing to the OTS its progress implementing the Internal Audit Policy and the Audit Schedule, any variances from the approved audit schedule, and explanations why variances occurred.

                                  4.  EARNINGS
                                      --------

     By October 31, 1996, the Board shall submit to the OTS an amended accounting policy for loan discounts. The policy shall require management to:
(a) establish and adhere to appropriate guidance and procedures for the amortization of discounts on purchased loans; (b) establish appropriate reserves on purchased loans prior to the recognition of the yield adjustment into income; and (c) demonstrate, with comprehensive supporting analysis, the accuracy of the yield adjustment component of the discount.

                         5.  ASSET/LIABILITY MANAGEMENT
                             --------------------------
                                  a.  Hedging
                                      -------

     By December 31, 1996, the Board shall submit to the OTS a hedging policy that fully complies with the accounting requirements of Statement of Financial Accounting Standards ("SFAS") No. 80. The hedging policy shall establish written guidelines to ensure that the Association documents the expected correlation between the hedging instrument and the hedged assets.

                       b.  Interest Rate Risk Monitoring
                           -----------------------------

     By October 31, 1996, the Board shall submit to the OTS a plan to develop or obtain the internal expertise and resources necessary to measure, monitor, and model the institution's net interest income ("NII") and net portfolio value ("NPV") (the "IRR Plan"). Management shall utilize its expertise and resources to determine the expected impact of proposed transactions on the

Association's capital levels, NII, and NPV prior to entering into any such transaction. On the last day of each month, beginning November 30, 1996, and continuing monthly thereafter until the Board certifies to the OTS that the IRR Plan is fully implemented, the Board shall report to the OTS in writing its progress implementing the IRR Plan during that month.

                                c.  Investments
                                    -----------

     By December 31, 1996, management shall designate each of the Association's assets as either available for sale, held to maturity, or trading, consistent with SFAS No. 65, SFAS No. 115, and the Association's internal policies. By December 31, 1996, the Board shall submit a copy of the designations to the OTS. Thereafter, management shall report monthly to the Board all transfers from one category to another with an adequate explanation for each transfer. Management shall also report and document the rationale for any asset sales from the held to maturity portfolio.

                        6.  TRANSACTIONS WITH AFFILIATES
                            ----------------------------

     The Association shall comply with all statutory and regulatory requirements pertaining to transactions with affiliates ("TWA"), as set forth in 12 C.F.R.
(S)(S) 563.41 and 563.42, 23A and 23B of the Federal Reserve Act, 12 U.S.C.
(S)(S) 371c and 371c-1, and Section 11(a) of the HOLA, 12 U.S.C. (S) 1468(a). Within sixty (60) days from the end of each fiscal year, beginning with fiscal year 1996, the Association shall review and analyze the terms of all loan servicing agreements with affiliates to confirm that such agreements are no less favorable than those available from nonaffiliated parties, and summarize its findings in writing. With respect to any existing activities and agreements, the Association shall confirm that its files contain current and adequate documentation and analysis to support compliance with all laws and regulations governing transactions with affiliates by no later than December 31, 1996. The Association shall also confirm that it has formal written agreements with respect to all outstanding material transactions with affiliates by such date.

                                 7.  COMPLIANCE
                                     ----------
     a.   Servicing the Adjustable Rate Mortgage Portfolio
          ------------------------------------------------
     (i) By October 31, 1996, the Board shall submit to the OTS a plan, with timetables, detailing how Wilshire Credit Corporation ("WCC") will complete a comprehensive audit of all the Association's adjustable-rate mortgages ("ARMs") serviced by WCC (the "ARM Audit").
     (ii) The Association shall take such action as may be necessary to ensure that WCC fully implements the ARM Audit. Specifically, the Association shall ensure that WCC:
     (a) evaluates the accuracy and integrity of the loan servicing system, loan data, and interest rate calculations;
     (b) develops appropriate corrective actions to ensure that WCC services the ARMs according to the material interest rate and payment change terms of their respective agreements;
     (c) develops post-purchase quality controls to ensure compliance with all applicable regulatory requirements; and

     (d) verifies the principal balance due with respect to each ARM loan it services based upon the express written terms of the loan agreement and all available payment history information.

          (A) In those instances where WCC and the Association have, or obtain, a complete loan history and if, based upon the results of the ARM Audit, the Association determines that the borrower has been overcharged, the Association shall (a) reimburse the borrower, or (b) correct its records to reflect the correct principal balance due, whichever the borrower requests. If the borrower fails to inform the Association how the error should be corrected, after reasonable attempts are made to solicit the borrower's preference, the Association's records shall be corrected to reflect the correct balance due, and the borrower shall be advised of such correction.
          (B) In those instances where WCC and the Association do not have, and cannot reasonably obtain, a complete loan history with respect to any loan, despite their best efforts to obtain such information, WCC shall reamortize each such purchased loan, based upon the stated principal balance of the loan as of the date such loan was acquired by the Association and any subsequent payments made ("Reamortization"). If the Reamortization indicates that the borrower has been overcharged, such error shall be corrected by following the procedure outlined in the preceding paragraph.

     (iii) With respect to any loan that the Association did not originate and that is not supported by a complete loan history, the Association shall evaluate its potential liability and establish any necessary reserves.
     (iv) By March 31, 1997, the Association shall report to the OTS in writing the results of the ARM Audit. Thereafter, the Association shall take the corrective actions specified and adhere to the controls developed in the ARM Audit.

                     b.  Real Estate Settlement Procedures
                         ---------------------------------

     The Association shall take such action as may be necessary to ensure that WCC has provided to the Association's borrowers the most recent annual escrow analyses and account statements required under 24 C.F.R. (S)(S) 3500.17(c)(3) and 3500.17(i) ("Statements") by October 31, 1996. Thereafter, the Association shall ensure that all future escrow analyses and statements are delivered on a timely basis.

                            8.  INFORMATION SYSTEMS
                                -------------------

     (a) By October 31, 1996, the Association shall submit to the OTS a plan, including timetables, detailing how the Association will ensure that WCC takes the corrective action specified in the Information Systems Report of Examination dated March 4, 1996 (the "IS Plan"). Specifically, the IS Plan shall provide for: (i) strengthening information security controls; (ii) securing systems documentation for the Loan Servicing System; (iii) enhancing the Information Systems disaster recovery plan; and (iv) enhancing audit coverage of WCC's information systems activity.
     (b) The Association shall require WCC to report in writing to the Association WCC's progress implementing the IS Plan (the

"Progress Report") by October 31, 1996, and by the last day of each month thereafter, until the IS Plan is fully implemented. Within ten (10) days of receipt, the Association shall forward the Progress Report to the OTS with the Association's evaluation of any variances from the IS Plan and the Association's proposed corrections for those variances.

                     9.  TERMINATION OF SERVICING AGREEMENT
                         ----------------------------------
     The Association shall terminate its affected servicing agreements) with WCC if WCC fails to:
     (a) take the corrective actions that WCC is required to undertake pursuant to paragraph 7(a)(ii);
     (b) take the actions required by paragraph 7(b) of this order, by November 1, 1996; or
     (c) correct the items identified in the Information Systems Report of Examination dated March 4, 1996, to the satisfaction of the OTS by June 30, 1997.

     Notwithstanding (a)-(c), above, WCC shall have at least sixty (60) days to correct any item that has not, in the opinion of the OTS, been satisfactorily corrected, commencing from the date of receipt of OTS's written notice of such failure to correct.

                 10.  ADEQUATE BOOKS, RECORDS AND RECORDKEEPING
                      -----------------------------------------

     By October 31, 1996, the Board shall submit to the OTS a plan to enhance the adequacy and integrity of the Association's books, records, and recordkeeping (the "Records Plan"), such that, in accordance with 12 C.F.R.
(S) 563.170(c), the Association shall maintain adequate books, records, and recordkeeping to enable management, outside auditors, and bank examiners adequately and timely to review the Association's operations.

                       11.  RESTRICTIONS ON ASSET GROWTH
                            ----------------------------

     As measured at the end of each calendar quarter, the Association shall not increase its total assets in excess of $145,000,000, unless any such increase is an amount representing the total net interest credited on deposit liabilities earned during that quarter plus any increase permitted under this clause in a prior quarter.

                       12.  BANKCARD MERCHANT OPERATIONS
                            ----------------------------
     (a) By October 31, 1996, the Board shall submit to the OTS a plan to correct deficiencies in the Association's BankCard merchant operations (the "BankCard Plan"). The BankCard Plan shall: (i) establish a method by which the Association will estimate the appropriate level of reserves for its BankCard operations, which method shall require the Association's management to consider historical losses, economic conditions, and any other factors that may affect the credit risk of the Association's BankCard operations; (ii) establish adequate internal controls to ensure that management and the Association comply with the BankCard Plan; (iii) create an overdraft policy that requires timely recognition of overdraft losses and identifies those Association employees with authority to approve BankCard merchant overdrafts; and (iv) ensure that the Association complies with all applicable statutes and regulations, in particular Regulation Q, 12 C.F.R. Part 217.

     (b) By October 31, 1996, the Association shall correct all existing Regulation Q violations.
                               C.  MISCELLANEOUS
                                   -------------
                                   1.  PLANS
                                       -----
     (a) Unless otherwise expressly specified in this Order, the Board and the Association shall submit, in writing, to the OTS for review and non-objection all models, schedules, audits, plans, policies, and procedures (each individually referred to as a "Plan") that they must prepare under this Order by the date this order requires the Board or the Association to complete each Plan. If the OTS objects to any aspect of any Plan, the OTS shall notify the Association of the objection. Within thirty (30) days of receipt of the OTS's notification, the Association shall submit to the OTS a revision of the Plan. Once the OTS indicates its written approval of or non-objection to any Plan, the Association shall immediately implement and adhere to that Plan. The Board shall expressly instruct management to implement each Plan immediately after OTS indicates its approval or non-objection.
     (b) Once the OTS approves a Plan, the Association shall: adhere to the Plan; and (ii) not modify or alter it without the prior written approval or non-objection of the OTS. Management shall adopt adequate internal controls to ensure that the Association adheres to all approved Plans.

                          2.  DIRECTOR RESPONSIBILITY
                              -----------------------

     Notwithstanding the requirements of this Order that the Board submit various matters to the OTS for the purpose of receiving approval, non-objection, or notice of acceptability, such regulatory oversight does not derogate or supplant each individual director's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Association at all times, including compliance with the determinations of the OTS as required by this Order.

                           3.  COMPLIANCE WITH ORDER
                               ---------------------
     (a) The Board and officers of the Association shall take immediate action to cause the Association to comply with the terms of this Order and shall take all actions necessary or appropriate thereafter to cause the Association to continue to carry out the provisions of this Order.

     (b) The Board, on a monthly basis, shall adopt a board resolution (the "Compliance Resolution") formally resolving that, following a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediately preceding calendar month, the Association complied with each provision of this Order currently in effect, except as otherwise stated. The Compliance Resolution shall: (i) specify in detail how, if at all, full compliance was found not to exist; and (ii) identify all notices of exemption issued by the Regional Director that were outstanding as of the date of its adoption.

     (c) The minutes of the meeting of the Board shall set forth the following information with respect to the adoption of each Compliance Resolution: (i) the identity of each director voting in favor of its adoption; and (ii) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such Director's reasoning for opposing or abstaining.
     (d) No later than the 25th Calendar Day of the month following the end of a month, beginning with the month that this Order is executed and issued by the OTS, the Association shall provide to the OTS a certified true copy of the Compliance Resolution adopted at the Board meeting. The Board, by virtue of the Association's submission of a certified true copy of each such Compliance Resolution to the OTS, shall be deemed to have certified to the accuracy of the statements set forth in each Compliance Resolution, except as provided below.
In the event that one or more Directors do not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the minutes of the Association.
     (e) The Board shall promptly respond to any request from the OTS for documents that the OTS reasonably requests to demonstrate compliance with this Order.
                                4.  DEFINITIONS
                                    -----------

     All technical words or terms used in this order and the Stipulation for which meanings are not specified or otherwise provided by the provisions of this Order shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, HOLA, FDIA, or OTS Publications.
                ---------------------------
Any such technical words or terms used in this Order and the Stipulation and undefined in said Code of Federal Regulations,
                  ---------------------------

HOLA, FDIA, or OTS Publications shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

     5.   SUCCESSOR, STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS
          ------------------------------------------------------

     Reference in this Order and the Stipulation to provisions of statutes, regulations, and OTS Publications shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

                                  6.  NOTICES
                                      -------
     (a) Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Order to be made upon, given or furnished to, delivered to, or filed with:
     (i) the OTS by the Association, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, in each case addressed to the Office of Thrift Supervision, Department of the Treasury, c/o Kenneth P. Slosser, Assistant Regional Director, 18300 Von Karman Avenue, Suite 800, Irvine, California, 92612, or telefaxed to (714) 440-3910 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address; and

     (ii) the Association by the OTS, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid, or sent via overnight delivery service or physically delivered, in each case addressed to the Association at Post Office Box 1419, Portland, Oregon, 97207-1419, or telefaxed to (503) 952-7479 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address.
     (b) Notices hereunder shall be effective upon receipt, if by mail, overnight delivery service or telefax, and upon delivery, if by physical delivery. If there is a dispute about the date on which a written notice has been received by a party to this Order, then, in the event such notice was sent by the United States mail, there shall be a presumption that the notice was received two (2) Business Days after the date of the postmark on the envelope in which the notice was enclosed.

                7.  DURATION, TERMINATION OR SUSPENSION OF ORDER
                    --------------------------------------------
     (a) This Order shall: (i) become effective upon its execution by the OTS, through its authorized representative whose signature appears below and (ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).
     (b) The Regional Director in his or her sole discretion, may, by written notice, suspend, modify or terminate any or all provisions of this Order.

                                8.  TIME LIMITS
                                    -----------
     Time limitations for compliance with the terms of this Order run from the Effective Date, unless otherwise noted.

                                 9.  EFFECT OF HEADINGS
                                     ------------------

     The Section headings herein are for convenience only and shall not affect the construction hereof.

                            10.  SEPARABILITY CLAUSE
                                 -------------------

     In case any provision in this Order is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise.

     11.  NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY STATEMENT AUTHORIZED;
          ----------------------------------------------------------------------
          OTS NOT RESTRICTED
          ------------------

     Nothing in this order shall be construed as: (a) allowing the Association to violate any law, rule, regulation, or policy statement to which it is subject or (b) restricting or estopping the OTS from taking any action(s) that it believes are appropriate in fulfilling the responsibilities placed upon it by law.

                      12.  SUCCESSORS IN INTEREST/BENEFIT
                           ------------------------------

     The terms and provisions of this Order shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto, and the Federal Deposit Insurance Corporation and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Order.

                                 13.  PRIOR SUPERVISORY DOCUMENTS
                                      ---------------------------

          The Supervisory Agreement between the Association and the OTS, dated June 8, 1995, as amended on March 20, 1996, is hereby terminated. This Order supercedes all prior supervisory directives.

                              THE OFFICE OF THRIFT SUPERVISION



                              By:_____________________________
                                 John F. Robinson
                                 Regional Director
                                 West Region


                              Date: _________________________

                            UNITED STATES OF AMERICA
                                   Before The
                          OFFICE OF THRIFT SUPERVISION


______________________________
                              )
In the Matter of              )     OTS Order No. ___________
                              )
GIRARD SAVINGS BANK, F.S.B.   )     Dated: __________________
San Diego, California.        )
______________________________)


                           ORDER TO CEASE AND DESIST


     WHEREAS, Girard Savings Bank, F.S.B., San Diego, California ("Girard" or the "Association"), OTS Docket No. 7810, by and through its Board of Directors ("Board"), has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist ("Stipulation"); and

     WHEREAS, Girard, in the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist ("Order") pursuant to Section 8(b) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. (S) 1818(b)/2/; and

     WHEREAS, the Director of the Office of Thrift Supervision ("OTS") has delegated to the Regional Directors of the OTS the authority to issue an Order to Cease and Desist on behalf of the OTS where a savings association has consented to the issuance of the Order.

-------------------

    /2/ All references to the United States Code ("U.S.C.") are as amended.

                        A.  CEASE AND DESIST PROVISIONS
                            ---------------------------

     NOW, THEREFORE, IT IS ORDERED THAT the Association and its directors, officers, employees, and agents shall cease and desist from any action (alone or with another or others) for or toward causing, bringing about, participating in, counseling or the aiding and abetting of any unsafe and unsound practice or any violation of:
     (1) Section 11 of the Home Owner's Loan Act ("HOLA"), 12 U.S.C. (S) 1468, Sections 563.41 and 563.42 of the OTS Regulations, 12 C.F.R. (S)(S) 563.41,
563.42 and Sections 23A and 23B of the Federal Reserve Act, 12 U.S.C.
(S)(S) 371c and 371c-1 (regarding banking affiliates/restrictions on transactions with affiliates);
     (2) Section 563.170(c) of the OTS Regulations, 12 C.F.R. (S) 563.170(c) (regarding books and records);
     (3) Section 576.6 of the OTS Regulations, 12 C.F.R. (S) 567.6 (regarding risk-based capital credit risk-weight categories);
     (4) Sections 3500.17(c)(3) and 3500.17(i) of the Department of Housing and Urban Development Regulations, 24 C.F.R. (S)(S) 3500.17(c)(3) and 3500.17(i) (regarding escrow analyses and account statements; and
     (5) The Association's internal models, schedules, plans, policies, and procedures.

     IT IS FURTHER ORDERED THAT:

                           B.  CORRECTIVE PROVISIONS
                               ---------------------
                                  1.  CAPITAL
                                      -------
                              a.  Capital Required
                                  ----------------

     The Association shall maintain the capital ratios required to be deemed a "well-capitalized" institution under 12 C.F.R (S) 565.4(b)(1)(i)-(iii), as measured at the end of each calendar quarter commencing December 31, 1996. In the event that the Association's capital ratios decline below the levels required by this Section as a result of any OTS determination that adversely affects the Association's financial condition (other than a determination generally applicable to the thrift industry), the Association shall have forty-five (45) days from the date of such determination to infuse sufficient capital to be deemed "well-capitalized" thereafter. The Association shall provide satisfactory evidence of such infusion to the OTS within five (5) days after the infusion is complete.

                           b.  Risk-Weight of Assets
                               ---------------------

     By December 31, 1996, the Association shall: (i) appropriately risk-weight its assets and off-balance sheet items, pursuant to 12 C.F.R. (S) 567.6; and
(ii) establish and thereafter maintain internal controls sufficient to ensure the accuracy and integrity of the Association's reported capital ratios.

                                 2.  ASSET QUALITY
                                     -------------
                           a.  Internal Asset Review
                               ---------------------
          (i) By October 31, 1996, the Board shall submit to the OTS a revised Internal Asset Review ("IAR") policy and procedures (the "IAR Policy"). The IAR Policy shall provide guidance on identifying and classifying troubled, collateral dependent loans under Regulatory Bulletin No. 32. To ensure the independence of the IAR function, the IAR Policy shall require the loan underwriting, servicing, and purchasing functions to be segregated from the credit review function, except for common oversight of all functions by members of senior management.
          (ii) By December 31, 1996, the Board shall develop, fully implement, and thereafter maintain, an effective IAR system that provides for adequate internal controls to ensure that management timely reviews and classifies assets under the IAR Policy.

                 b.  Policy and Procedure Regarding Allowance for
                     --------------------------------------------
                     Loan and Lease Losses
                     ---------------------

          (i) By October 31, 1996, the Board shall submit to the OTS a revised allowance for loan and lease losses ("ALLL) policy and procedures (the "ALLL Policy"). The ALLL Policy shall require management to set the ALLL after considering: (a) the historical losses within each loan portfolio; (b) classification and delinquency trends; (c) credit risk characteristics (e.g., high loan to value ratio, borrowers' poor credit); (d) economic trends; and (e) regulatory guidance. The ALLL Policy shall provide for adequate internal controls to ensure that management and the Association comply with it.

          (ii) By March 1, 1997, and within sixty (60) days following the end of each calendar quarter thereafter, the Association shall submit a report detailing its progress in implementing the ALLL Policy and the results of its reserve analysis for the preceding calendar quarter.

                               c.  Loan Purchases
                                   --------------
          (i) By November 30, 1996, the Board shall submit to the OTS a revised loan purchase policy and procedures (the "Loan Purchase Policy"). The Loan Purchase Policy shall: (a) provide specific guidance on due diligence scope and sampling; (b) assign personnel to be responsible to oversee due diligence activities; (c) require such personnel to ensure that all due diligence is completed in accordance with the Loan Purchase Policy; and (d) provide specific guidance regarding the use and reliance on Broker Price Opinions ("BPOs"). The Board shall direct the Association to establish and maintain sufficient internal controls to confirm that loan data for purchased loans meet certain minimum standards set by the Association. The Board shall also require the Association to identify loan documentation deficiencies of the sampled loans prior to purchase.
          (ii) By December 31, 1996, the Board shall submit to the OTS revised loan purchase pricing and profitability models (the "Pricing Models"). The Pricing Models shall, at a minimum: (a) include reasonable and adequately supported prepayment assumptions and principal recovery estimates; (b) identify all material costs associated with the proposed transaction (e.g., cost of funds, capital, and overhead expenses); and (c) estimate net cashflow, specifying assumptions employed.

          (iii) By March 1, 1997, and within sixty (60) days following the end of each calendar quarter thereafter, the Association shall compare the results of its profitability model to the performance of the Association's purchased loan portfolios, and submit such written review to the OTS.

                                 3.  MANAGEMENT
                                     ----------
                              a.  Management Plan
                                  ---------------

          By October 31, 1996, the Board shall submit to the OTS a plan (the "Management Plan") to augment the depth and expertise of the Association's management team. On the last day of each month thereafter and until the Board certifies to the OTS that the Management Plan is fully implemented, the Board shall report to the OTS in writing its progress implementing the Management Plan.

                               b.  Business Plan
                                   -------------
          (i) By December 31, 1996, the Board shall submit to the OTS a revised three-year business plan (the "Business Plan") that reflects the Association's current operating condition and results and estimates levels of growth consistent with the limitations in Regulatory Bulletin No. 3a-1. The Business Plan shall specify strategies with related assumptions and projections to ensure that the Association continues to be deemed "well-capitalized" under 12 C.F.R.
(S) 565.4(b)(1)(i)-(iii). Management's financial projections shall be submitted in a form generally consistent with the Thrift Financial Report ("TFR").

The Business Plan shall incorporate the impact of several plausible interest rate scenarios, conform with all applicable regulatory requirements, and conform with the requirements set forth in Thrift Bulletin No. 36a. It shall also specify the Association's strategies for resolving its nonperforming assets in a timely and orderly fashion.

          (ii) Within thirty (30) days of each calendar quarter-end, beginning April 30, 1997, the Board shall report in writing to the OTS any variances from the Business Plan that occurred during the preceding quarter, showing actual and planned results, and explaining any variances greater than 5 percent. The Board shall submit any updates or modifications to the Plan, as they may periodically occur in accordance with paragraph (c)(1)(b)(ii) of this Order.

                               c.  Internal Audit
                                   --------------
          (i) By December 31, 1996, the Board shall submit to the OTS: (a) a revised audit policy and procedures (the "Internal Audit Policy") that ensures high standards of control and integrity of records. The Internal Audit Policy shall identify the composition of the Audit Committee, provide for the independence of the Audit Committee and audit personnel, and require the Audit Committee to actively oversee and monitor the effectiveness of the audit function; and (b) an audit schedule (the "Audit Schedule") that ensures timely and comprehensive audits of the Association's higher risk areas. The Board shall ensure that the Association implements the Internal Audit Policy and Audit Schedule.

          (ii) Within thirty (30) days of each calendar quarter-end, beginning April 30, 1997, the Board shall report in writing to the OTS its progress implementing the Internal Audit Policy and the Audit Schedule, any variances from the approved audit schedule, and explanations why variances occurred.

                                  4.  EARNINGS
                                      --------

          By October 31, 1996, the Board shall submit to the OTS an amended accounting policy for loan discounts. The policy shall require management to:
(a) establish and adhere to appropriate guidance and procedures for the amortization of discounts on purchased loans; (b) establish appropriate reserves on purchased loans prior to the recognition of the yield adjustment into income; and (c) demonstrate, with comprehensive supporting analysis, the accuracy of the yield adjustment component of the discount.

                         5.  ASSET/LIABILITY MANAGEMENT
                             --------------------------
                                  a.  Hedging
                                      -------

          By December 31, 1996, the Board shall submit to the OTS a hedging policy that fully complies with the accounting requirements of Statement of Financial Accounting Standards ("SFAS") No. 80. The hedging policy shall establish written guidelines to ensure that the Association documents the expected correlation between the hedging instrument and the hedged assets.

                       b.  Interest Rate Risk Monitoring
                           -----------------------------

          By October 31, 1996, the Board shall submit to the OTS a plan to develop or obtain the internal expertise and resources necessary to measure, monitor, and model the institution's net interest income ("NII") and net portfolio value ("NPV") (the "IRR Plan"). Management shall utilize its expertise and resources to determine the expected impact of proposed transactions on the Association's capital levels, NII, and NPV prior to entering into any such transaction. On the last day of each month, beginning November 30, 1996, and continuing monthly thereafter until the Board certifies to the OTS that the IRR Plan is fully implemented, the Board shall report to the OTS in writing its progress implementing the IRR Plan during that month.

                                c.  Investments
                                    -----------

          By December 31, 1996, management shall designate each of the Association's assets as either available for sale, held to maturity, or trading, consistent with SFAS No. 65, SFAS No. 115, and the Association's internal policies. By December 31, 1996, the Board shall submit a copy of the designations to the OTS. Thereafter, management shall report monthly to the Board all transfers from one category to another with an adequate explanation for each transfer. Management shall also report and document the rationale for any asset sales from the held to maturity portfolio.


                                 6.  TRANSACTIONS WITH AFFILIATES
                                     ----------------------------

          The Association shall comply with all statutory and regulatory requirements pertaining to transactions with affiliates ("TWA"), as set forth in 12 C.F.R. (S)(S) 563.41 and 563.42, 23A and 23B of the Federal Reserve Act,
12 U.S.C. (S)(S) 371c and 371c-1, and Section 11(a) of the HOLA, 12 U.S.C.
(S) 1468(a). Within sixty (60) days from the end of each fiscal year, beginning with fiscal year 1996, the Association shall review and analyze the terms of all loan servicing agreements with affiliates to confirm that such agreements are no less favorable than those available from nonaffiliated parties, and summarize its findings in writing. With respect to any existing activities and agreements, the Association shall confirm that its files contain current and adequate documentation and analysis to support compliance with all laws and regulations governing transactions with affiliates by no later than December 31, 1996. The Association shall also confirm that it has formal written agreements with respect to all outstanding material transactions with affiliates by such date.

                                7.  COMPLIANCE
                                    ----------
                  a.  Servicing the Adjustable-Rate Mortgage Portfolio
                      ------------------------------------------------

          (i) By October 31, 1996, the Board shall submit to the OTS a plan, with timetables, detailing how Wilshire Credit Corporation ("WCC") will complete a comprehensive audit of all the Association's adjustable-rate mortgages ("ARMs") serviced by WCC (the "ARM Audit").

          (ii) The Association shall take such action as may be necessary to ensure that WCC fully implements the ARM Audit. Specifically, the Association shall ensure that WCC:
                  (a) evaluates the accuracy and integrity of the loan servicing system, loan data, and interest rate calculations;
                  (b) develops appropriate corrective actions to ensure that WCC services the ARMs according to the material interest rate and payment change terms of their respective agreements;

                  (c) develops post-purchase quality controls to ensure compliance with all applicable regulatory requirements; and
                  (d) verifies the principal balance due with respect to each ARM loan it services based upon the express written terms of the loan agreement and all available payment history information.
          (A) In those instances where WCC and the Association have, or obtain, a complete loan history and if, based upon the results of the ARM Audit, the Association determines that the borrower has been overcharged, the Association shall (a) reimburse the borrower, or (b) correct its records to reflect the correct principal balance due, whichever the borrower requests. If the borrower fails to inform the Association how the error should be corrected, after reasonable attempts are made to solicit the borrower's preference, the Association's records shall be corrected to reflect the correct balance due, and the borrower shall be advised of such correction.

          (B) In those instances where WCC and the Association do not have, and cannot reasonably obtain, a complete loan history with respect to any loan, WCC shall reamortize each such purchased loan, based upon the stated principal balance of the loan as of the date such loan was acquired by the Association and any subsequent payments made ("Reamortization"). If the Reamortization indicates that the borrower has been overcharged, such error shall be corrected by following the procedure outlined in the preceding paragraph.

          (iii) With respect to any loan that the Association did not originate and that is not supported by a complete loan history, the Association shall evaluate its potential liability and establish any necessary reserves.
          (iv) By March 31, 1997, the Association shall report to the OTS in writing the results of the ARM Audit. Thereafter, the Association shall take the corrective actions specified and adhere to the controls developed in the ARM Audit.

                     b.  Real Estate Settlement Procedures
                         ---------------------------------

          The Association shall take such action as may be necessary to ensure that WCC has provided to the Association's borrowers the most recent annual escrow analyses and account statements required under 24 C.F.R.
(S)(S) 3500.17(c)(3) and 3500.17(i) ("Statements") by October 31, 1996.
Thereafter, the Association shall ensure that all future escrow analyses and statements are delivered on a timely basis.

                                 8.  INFORMATION SYSTEMS
                                     -------------------

          (a) By October 31, 1996, the Association shall submit to the OTS a plan, including timetables, detailing how the Association will ensure that WCC takes the corrective action specified in the Information Systems Report of Examination dated March 4, 1996 (the "IS Plan"). Specifically, the IS Plan shall provide for: (i) strengthening information security controls; (ii) securing systems documentation for the Loan Servicing System; (iii) enhancing the Information Systems disaster recovery plan; and (iv) enhancing audit coverage of WCC's information systems activity.

          (b) The Association shall require WCC to report in writing to the Association WCC's progress implementing the IS Plan (the "Progress Report") by October 31, 1996, and by the last day of each month thereafter, until the IS Plan is fully implemented. Within ten (10) days of receipt, the Association shall forward the Progress Report to the OTS with the Association's evaluation of any variances from the IS Plan and the Association's proposed corrections for those variances.

                     9.  TERMINATION OF SERVICING AGREEMENT
                         ----------------------------------
     The Association shall terminate its affected servicing agreement(s) with WCC if WCC fails to:
     (a) take the corrective actions that WCC is required to undertake pursuant to paragraph 7(a)(ii);
     (b) take the actions required by paragraph 7(b) of this Order, by November 1, 1996; or
     (c) correct the items identified in the Information Systems Report of Examination dated March 4, 1996, to the satisfaction of the OTS by June 30, 1997.

          Notwithstanding (a)-(c), above, WCC shall have at least sixty (60) days to correct any item that has not, in the opinion of the OTS, been satisfactorily corrected, commencing from the date of receipt of OTS's written notice of such failure to correct.

                 10.  ADEQUATE BOOKS, RECORDS AND RECORDKEEPING
                      -----------------------------------------

          In accordance with 12 C.F.R. (S) 563.170(c), the Association shall maintain adequate books, records, and recordkeeping to enable management, outside auditors, and bank examiners adequately and timely to review the Association's operations.

                       11.  RESTRICTIONS ON ASSET GROWTH
                            ----------------------------

          As measured at the end of each calendar quarter, the Association shall not increase its total assets in excess of $408,000,000, unless any such increase is an amount representing the total net interest credited on deposit liabilities earned during that quarter plus any increase permitted under this clause in a prior quarter.

                               C.  MISCELLANEOUS
                                   -------------
                                   1.  PLANS
                                       -----
          (a) Unless otherwise expressly specified in this Order, the Board and the Association shall submit, in writing, to the OTS for review and non-objection all models, schedules, audits, plans, policies, and procedures (each individually referred to as a "Plan") that they must prepare under this Order by the date this order requires the Board or the Association to complete each Plan. If the OTS objects to any aspect of any Plan, the OTS shall notify the Association of the objection. Within thirty (30) days of receipt of the OTS's notification, the Association shall submit to the OTS a revision of the Plan. Once the OTS indicates its written approval of or non-objection to any Plan, the Association shall immediately implement and adhere to that Plan. The Board shall expressly instruct management to implement each Plan immediately after OTS indicates its approval or non-objection.

          (b) Once the OTS approves a Plan, the Association shall:

(i) adhere to the Plan; and (ii) not modify or alter it without the prior written approval or non-objection of the OTS. Management shall adopt adequate internal controls to ensure that the Association adheres to all approved Plans.

                          2.  DIRECTOR RESPONSIBILITY
                              -----------------------

          Notwithstanding the requirements of this Order that the Board submit various matters to the OTS for the purpose of receiving approval, non-objection, or notice of acceptability, such regulatory oversight does not derogate or supplant each individual director's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Association at all times, including compliance with the determinations of the OTS as required by this Order.

                                 3.  COMPLIANCE WITH ORDER
                                     ---------------------
          (a) The Board and officers of the Association shall take immediate action to cause the Association to comply with the terms of this order and shall take all actions necessary or appropriate thereafter to cause the Association to continue to carry out the provisions of this Order.
          (b) The Board, on a monthly basis, shall adopt a board resolution (the "Compliance Resolution") formally resolving that, following a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediately preceding calendar month, the Association complied with each provision of this Order currently in effect, except as otherwise stated. The Compliance Resolution shall:

(i) specify in detail how, if at all, full compliance was found not to exist; and (ii) identify all notices of exemption issued by the Regional Director that were outstanding as of the date of its adoption.
          (c) The minutes of the meeting of the Board shall set forth the following information with respect to the adoption of each Compliance
Resolution: (i) the identity of each director voting in favor of its adoption; and (ii) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such Director's reasoning for opposing or abstaining.
          (d) No later than the 25th Calendar Day of the month following the end of a month, beginning with the month that this Order is executed and issued by the OTS, the Association shall provide to the OTS a certified true copy of the Compliance Resolution adopted at the Board meeting. The Board, by virtue of the Association's submission of a certified true copy of each such Compliance Resolution to the OTS, shall be deemed to have certified to the accuracy of the statements set forth in each Compliance Resolution, except as provided below. In the event that one or more Directors do not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the minutes of the Association.
          (e) The Board shall promptly respond to any request from the OTS for documents that the OTS reasonably requests to demonstrate compliance with this Order.

                                4.  DEFINITIONS
                                    -----------

          All technical words or terms used in this Order and the Stipulation for which meanings are not specified or otherwise provided by the provisions of this Order shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, HOLA, FDIA, or OTS Publications.
                   ---------------------------
Any such technical words or terms used in this order and the Stipulation and undefined in said Code of Federal Regulations, HOLA, FDIA, or OTS Publications
                  ---------------------------
shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

              5.  SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS
                  -----------------------------------------------------

          Reference in this Order and the Stipulation to provisions of statutes, regulations, and OTS Publications shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

                                  6.  NOTICES
                                      -------
          (a) Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Order to be made upon, given or furnished to, delivered to, or filed with:
          (i) the OTS by the Association, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, in each case addressed to the Office of Thrift Supervision, Department of the Treasury, c/o Kenneth P.

Slosser, Assistant Regional Director, 18300 Von Karman Avenue, Suite 800, Irvine, California, 92612, or telefaxed to (714) 440-3910 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address; and
          (ii) the Association by the OTS, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid, or sent via overnight delivery service or physically delivered, in each case addressed to the Association at Post Office Box 1419, Portland, Oregon, 97207-1419, or telefaxed to (503) 223-8799 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address.
          (b) Notices hereunder shall be effective upon receipt, if by mail, overnight delivery service or telefax, and upon delivery, if by physical delivery. If there is a dispute about the date on which a written notice has been received by a party to this Order, then, in the event such notice was sent by the United States mail, there shall be a presumption that the notice was received two (2) Business Days after the date of the postmark on the envelope in which the notice was enclosed.

                7.  DURATION, TERMINATION OR SUSPENSION OF ORDER
                    --------------------------------------------

          (a) This Order shall: (i) become effective upon its execution by the OTS, through its authorized representative whose signature appears below and
(ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).
          (b) The Regional Director in his or her sole discretion, may, by written notice, suspend, modify or terminate any or all provisions of this Order.

                                8.  TIME LIMITS
                                    -----------

          Time limitations for compliance with the terms of this Order run from the Effective Date, unless otherwise noted.

                                 9.  EFFECT OF HEADINGS
                                     ------------------

           The Section headings herein are for convenience only and shall not affect the construction hereof.

                            10.  SEPARABILITY CLAUSE
                                 -------------------

          In case any provision in this Order is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise.

         11.  NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY
              ------------------------------------------------
              STATEMENT AUTHORIZED; OTS NOT RESTRICTED
              ----------------------------------------

          Nothing in this Order shall be construed as: (a) allowing the Association to violate any law, rule, regulation, or policy statement to which it is subject or (b) restricting or estopping the OTS from taking any action(s) that it believes are appropriate in fulfilling the responsibilities placed upon it by law.

                      12.  SUCCESSORS IN INTEREST/BENEFIT
                           ------------------------------

          The terms and provisions of this order shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto, and the Federal Deposit Insurance Corporation and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this order.


                       13.  PRIOR SUPERVISORY DOCUMENTS
                            ---------------------------

           This Order supercedes all prior supervisory directives.

                                 THE OFFICE OF THRIFT SUPERVISION



                                 By: ____________________________
                                     John F. Robinson
                                     Regional Director
                                     West Region


                                 Date: __________________________